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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-41325), pertaining to the Company's 1995 Stock Option Plan, filed on December 1, 1997 with the Securities and Exchange Commission under the Securities Act of 1933.



                                         ARTHUR ANDERSEN LLP

Los Angeles, California
November 20, 1997